UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                           event reported) October 7,
                             2005 ( October 6, 2005)

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

                           Delaware 0-27072 52-0845822
               (state or other juris- (Commission (I.R.S. Employer
           diction of incorporation) File Number) (Identification No.)

              1617 JFK Boulevard, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

We entered into a more formal agreement with regard to the transactions reported in our original Current Report on Form 8-K.

Effective October 6, 2005, we amended our outstanding debentures due to mature on October 31, 2005 and January 31, 2006 as follows:

1.       The maturity date was extended to June 30, 2007 and
2.       the interest rate was increased from 6% per annum to 7% per annum.

We agreed to issue to the debenture holders common stock purchase warrants to purchase, in the aggregate, 225,000 shares of our common stock for a period of four years at an exercise price of $2.50 per share.

We also agreed to register on their behalf 135% of the shares issuable upon the payment of interest on the debentures (giving effect to the revised terms of the debentures) and exercise of the warrants.

         For a complete description of this transaction, see the Amendment Agreement, forms of amended Convertible Debenture and form of Warrant filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this amended Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.  The following exhibits are filed herewith:

10.1 Amendment Agreement, effective October 6, 2005, by and among the Company and debenture holders.

10.2 Form of Series A amended 7% Convertible Debenture of the Company(amending Debenture due October 31, 2005).

10.3 Form of Series B amended 7% Convertible Debenture of the Company (amending Debenture issued on January 26, 2004 and due January 31, 2006).

10.4 Form of Series C amended 7% Convertible Debentures of the Company (amending Debenture issued on July 13, 2004 and due January 31, 2006).

10.5     Form of Warrant for Common Stock of the Company.


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                                                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HEMISPHERX BIOPHARMA, INC.


October 28, 2005             By:  /s/ William A. CArter
                                             --------------------------------
                                             William A. Carter M.D., President